UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 17, 2005

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 George Street, Suite 420, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

(732) 296-8400

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.  Regulation FD Disclosure.

On June 17, 2005, Senesco Technologies, Inc., a Delaware corporation (the “Company”), issued a press release to report the results of pre-clinical study comparing the Company’s proprietary technology to two approved drugs.  These drugs are dexamethasone, a glucocorticoid (catabolic steroid) reported to be stronger than prednisone, and Enbrel® (etanercept) made by Amgen Inc.  Enbrel®, which has been approved for treatment of rheumatoid arthritis, psoriasis and other diseases, is a soluble tumor necrosis factor (“TNF”) receptor which acts to reduce inflammation by binding TNF to make it inactive. TNF is a cytokine which are proteins produced by cells of the immune system as part of the body’s defenses against infection and disease.  Overproduction of certain cytokines can cause inflammation, swelling or damage to joints or organs.

In the Company’s pre-clinical experiments, mice were injected with LPS to induce an inflammatory response.  Blood was drawn from mice and levels of different cytokines were measured in groups of mice which received placebo control treatment and compared to levels in groups that received a single dose of either Senesco’s siRNA against Factor 5A, dexamethasone or Enbrel®.  In mice that received dexamethasone, TNF levels decreased approximately 90% from the TNF levels in the untreated mice and decreased approximately 75% in mice that received Senesco’s siRNA.  Three different cytokines were measured in mice that received Enbrel®.  Interleukin 1-alpha decreased approximately 50% with Enbrel® treatment as compared to approximately 35% with Senesco’s siRNA.  Interleukin-6 decreased approximately 98% with Enbrel® as compared to approximately 82% with the siRNA and Interferon-gamma decreased approximately 93% with Enbrel® as compared to approximately 87% with Senesco’s siRNA.  Enbrel® is the registered trademark of Amgen, Inc.

The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and this Form 8-K shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act.

The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.             Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description

99.1	Press Release of Senesco Technologies, Inc. dated June 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: June 17, 2005	By:	/s/ Bruce Galton
		Name:	Bruce Galton
		Title:	President and Chief Executive Officer